                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           December 10, 1996
                                                           -----------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



           Delaware                  33-99362                76-0039224
         ------------            -----------------          ------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
  of incorporation or                                   Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                              19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

          Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of November 1 through November 30, 1996 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


           Original Principal       Original Principal          Pooling and
                 Amount                   Amount            Servicing Supplement                         Interest      Principal
Series          (Class A)               (Class B)                  Date              Interest Type        Payment       Payment
-----------------------------------------------------------------------------------------------------------------------------------

1992-1         308,000,000             42,000,000             September 1, 1992          Fixed               yes           yes
1993-1         500,000,000                  -                 May 1, 1993               Floating             yes            no
1993-2         500,000,000                  -                 October 1, 1993           Floating             yes           yes
1993-3         750,000,000                  -                 October 1, 1993           Floating             yes            no
1994-3         532,350,000             34,650,000             June 1, 1994              Floating             yes            no
1994-4         726,450,000             56,550,000             June 1, 1994              Floating             yes            no
1994-5         500,000,000             39,160,000             July 30, 1994             Floating             yes            no
1994-6         750,000,000             58,380,000             July 30, 1994             Floating             yes            no
1994-7         750,000,000             58,735,000             November 8, 1994          Floating             yes            no
1994-8         500,000,000             39,157,000             November 8, 1994          Floating              *             no
1995-1        1,000,000,000            78,300,000             March 1, 1995             Floating             yes            no
1995-2         660,000,000             51,700,000             March 1, 1995             Floating             yes            no
1995-3         830,000,000             65,000,000             May 16, 1995              Floating             yes            no
1995-4         750,000,000             67,770,000             September 14, 1995        Floating             yes            no
1995-5         500,000,000             45,180,000             September 14, 1995        Floating             yes            no
1995-6        1,245,000,000           112,500,000             December 7, 1995          Floating             yes            no
1996-1         750,000,000             67,770,000             March 6, 1996             Floating             yes            no
1996-2         600,000,000             54,300,000             June 4, 1996              Floating             yes            no
1996-4         500,000,000             45,180,000             August 6, 1996            Floating             yes            no
1996-6         862,650,000             78,000,000             November 13, 1996         Floating             yes            no


* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August and November Payment Dates.

          The 1992-1 Certificates, 1993-1 Certificates, 1993-2 Certificates, 1993-3 Certificates, 1994-3 Certificates, 1994-4 Certificates, 1994-5 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19 and 99.20 to this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1992-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-3 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-5 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST USA BANK
                                    As Servicer



                                    By: /s/ W. Todd Peterson
                                        --------------------
                                            W. Todd Peterson
                                            Vice President



Date:  December 20, 1996
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